                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Amendment 1 to the registration statement on
Form S-1 (File No.  333-112603)  of our report dated  January 30,  2004,  on our audit of the balance sheet of Catskill  Litigation Trust. We also consent to the references  to our firm under the captions  "Experts"  and  "Selected  Financial
Data."

                                                  /s/ Marcum & Kliegman LLP

New York, New York
February 27, 2004